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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 2, 2008

                             VOYAGER PETROLEUM, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                     000-32737               88-049002272
--------------------------------------------------------------------------------
(State or other jurisdiction  (Commission File Number)      (IRS Employer
     of incorporation)                                    Identification No.)

              123 East Ogden Avenue, Suite 102A, Hinsdale, IL 60521 (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (630) 325-7130

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                                   61 Broadway
                            New York, New York 10006
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Payoff Agreement

On June 2, 2008, Voyager Petroleum, Inc. (the "Company"), YA Global Investors, L.P. (f/k/a Cornell Capital Partners, L.P.) ("YA Global"), Trey Resources, Inc. ("Trey"), and THI, Inc. ("THI") entered into a Payoff Agreement (the "Agreement") for the repayment of the outstanding principal balance, and interest accrued thereon, on promissory notes issued by THI in favor of YA Global and Trey, dated May 15, 2007 (the "THI Notes") in the aggregate principal amount of $181,231.79 ("Balance"). The THI Notes were issued pursuant to the terms of a Purchase and Assignment Agreement, dated May 15, 2007, whereby YA Global and Trey sold and assigned their interests in those certain 5% secured convertible debentures issued by the Company pursuant to the terms of a Securities Purchase Agreement, as amended, dated May 14, 2004 ("Securities Purchase Agreement"). The THI Notes were secured by a collateral assignment of the documents from THI to YA Global and Trey (the "Collateral Assignment").

Under the terms of the Agreement, the Company contributed $89,255 and issued 4,000,000 shares of common stock of the Company to THI and its designees pursuant to a Notice of Conversion, dated June 2, 2008, and THI contributed $92,000 towards the Balance. The funds were held in escrow until closing on June 4, 2008 at which time YA Global received $147,877 and Trey received $33,378, their respective balances under the THI notes plus $23.98 in interest. Upon receipt of the Balance, the parties agreed and acknowledged that payment of the Balance constituted payment in full of all of the obligations of each party under the transaction documents entered into in connection with the Securities Purchase Agreement, the THI Notes and the Collateral Assignment, and (ii) release of all security interests and liens which the Company had granted in connection with the Securities Purchase Agreement and its related documents.

A copy of the Payoff Agreement is attached hereto as Exhibit 10.1.

On June 5, 2007, the Company issued a press release announcing the payoff of the Cornell convertible debentures, the THI notes and discharge of UCC liens against the Company's assets. A copy of the press release is attached hereto as
Exhibit 99.1.

BLN Agreement

On June 5, 2008, Voyager Petroleum, Inc. and its wholly-owned subsidiary Monarch Petroleum, Inc., (the "Company") and BLN Capital Funding, LLC ("BLN") entered into an Accounts Receivable Purchase, Inventory, Purchase Order and General Security Agreement (the "Receivable Agreement") to finance the Company's Detroit operations. The Receivable Agreement shall have an initial term of one year and may be terminated by either party upon ninety-days written notice. Under the terms of the Agreement, the Company assigned all of its present and future receivables to BLN. In consideration for such assignment, the maximum amount which the Company can borrow under the Receivable Agreement shall not exceed 85% of the aggregate amount of receivables, 50% of inventory and finished goods and 80% of purchase orders. The aggregate principal amount which may be borrowed under the Receivable Agreement shall not exceed $1,000,000 without BLN's prior written consent with sub-limits on purchase order advances and inventory advances of $200,000 and $250,000, respectively.

The Company will be charged a cost of funds fee for receivables of 2.75% of the gross amount of each invoice for the initial thirty-day term and an additional
0.75 percent for each additional thirty-day term thereafter with a minimum servicing fee of $25.00 for each invoice and a minimum monthly service fee equal to the greater of (i) $2,000 (ii) 2.75% of BLN's gross monthly purchases for the preceding month or (iii) 2.75% of BLN's average monthly payments for the preceding twelve months. In addition, the Company shall pay annual interest of prime plus 2.75 percent of the average daily funds for each preceding month. A locked box account will be set up at a banking institution for the receipt of all of the Company's receivables which shall be directed to be received by BLN.

A servicing discount equal to 3.95% of the funds advanced and/or outstanding for the initial thirty day term plus one percent for each additional 15 day term thereafter and an additional annual interest charge of prime plus .50 percent shall be charged with respect to advances against purchase orders and the related inventory purchased where BLN shall be deemed to have a purchase money security interest in such purchases or direct advances to suppliers.

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Loans against inventory will accrue interest at a rate of prime plus one percent
(1%) per annum based on the average daily funds which the Company received.
Funds advanced against inventory, equipment or any other assets, other than accounts purchased by BLN not specifically covered by the Receivable Agreement shall be charged a fee of the lesser of 1.66 percent (1.66%) per month or the rate set forth in any other arrangement agreed upon between the parties.

The Company's obligations under the Receivable Agreement are secured by substantially all of the assets of the Company. Upon default, in addition to taking possession of these assets, BLN may seek liquidated damages equal to three percent per month or portion thereof for all outstanding loans.

A copy of the Receivable Agreement is attached hereto as Exhibit 10.2.

On June 6, 2007, the Company issued a press release announcing the execution of the factoring agreement. A copy of the press release is attached hereto as
Exhibit 99.2.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET OBLIGATION

See description under Item 1.01 "BLN Agreement"

 ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

         10.1 Payoff Agreement dated June 2 2008, by and between Voyager Petroleum, Inc. (the "Company"), Y A Global Investments LP (f/k/a Cornell Capital Partners LLP) (n/k/a/)("Cornell"), Trey Resources, Inc. (Trey) and THI, Inc.

         10.2 Accounts Receivable Purchase, Inventory, Purchase Order and General Security Agreement dated June 5, 2008 by and between Voyager Petroleum, Inc., Monarch Petroleum, Inc., and BLN Capital Funding, LLC

         99.1     Press release dated June 5, 2008 regarding Payoff Agreement

         99.2 Press release dated June 6, 2008 regarding execution of Accounts Receivable Purchase, Inventory, Purchase Order and General Security Agreement with BLN

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             VOYAGER PETROLEUM, INC.


Date: June 6, 2008                           /s/ Sebastien C. DuFort
                                             -----------------------
                                             Sebastien C. DuFort
                                             CEO


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